CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1. The Form N-CSR of BARON SELECT FUNDS (the “Issuer”) and its separate series for the period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 6, 2015

By:	/s/ Ronald Baron

Ronald Baron
Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of her knowledge, that:

1. The Form N-CSR of BARON SELECT FUNDS (the “Issuer”) and its separate series for the period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 6, 2015

By:	/s/ Peggy Wong

Peggy Wong
Treasurer and Chief Financial Officer